NEW ENGLAND LIFE INSURANCE COMPANY

New England Variable Life Separate Account

Supplement dated December 15, 2022 To Prospectus

Dated May 1, 2000 (As Supplemented)

American Gateway Series

Modified Single Premium Variable Life Insurance Policies

This supplement describes a change to the above-referenced variable life insurance policies issued by New England Life Insurance Company (“we” or “us”).

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of your prospectus, write to us at: New England Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, call us at (833) 208-3017, or access the Securities and Exchange Commission’s website at http://sec.gov. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Information Change for the Office that Administers Your Contract

Effective December 30, 2022, contact information for the office that receives general policy owner servicing requests, transactions and inquiries for your policy will change. Please use the following new contact information:

New England Life Insurance Company

P.O. Box 4261

Clinton, IA 52733-4261

We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on March 30, 2023. After this date, requests and elections, sent to an address other than the one provided above, may be returned or there may be a delay in processing requests.

Please refer to your prospectus for contact information for the office that receives other servicing requests and payments, including but not limited to where to send premium payments and loan repayments.

This change does not affect any of your contractual provisions. All rights and benefits you have with your policy remain the same.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

J (NEVL_403_PRO)